UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2010

THE WASHINGTON POST COMPANY

Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 15th Street, N.W. Washington, D.C.	20071
(Address of principal executive offices)	(Zip Code)

(202) 334-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(d) Election of Directors

(1) On June 10, 2010, G. Richard Wagoner was elected to the Board of Directors of The Washington Post Company.

(2) None

(3) None

(4) None

(5) None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Item 9.01(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washington Post Company (Registrant)

Date June 10, 2010	/s/ Veronica Dillon
(Signature) Veronica Dillon Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 10, 2010